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                                                           EXHIBIT 99.1

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                        SIXTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                           dated as of April 18, 1996

                                     among

                               APACHE CORPORATION

                                      and

                    VARIOUS COMMERCIAL LENDING INSTITUTIONS,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                      as Administrative Agent and Arranger

                                      and

                                 CHEMICAL BANK,
                            as Co-Agent and Arranger





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                        SIXTH AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 18, 1996, (this "Sixth Amendment"), is among APACHE CORPORATION, a Delaware corporation (the "Company"), the various commercial lending institutions as are or may become parties hereto (the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent (in such capacity, the "Administrative Agent") and Arranger (in such capacity, an "Arranger"), and CHEMICAL BANK, as Co-Agent (in such capacity, the "Co-Agent") and Arranger (in such capacity, an "Arranger").

                              W I T N E S S E T H:

         1. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent have heretofore entered into that certain Third Amended and Restated Credit Agreement, dated as of March 1, 1995, as previously amended (the "Credit Agreement").

         2. The Company, the Lenders, the Arrangers, the Co-Agent and the Administrative Agent now intend to amend the Credit Agreement to increase the maximum principal amount of remarketed notes which the Company may issue under the Remarketed Note Program and to address various other issues in connection therewith as follows:

         I.      AMENDMENTS TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT.

         A.      The definition of "Remarketed Note Program" appearing in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to the following:

                 "Remarketed Note Program" means that certain facility under which the Company may issue and sell up to $300,000,000 in notes in the manner therein described created pursuant to that certain Trust Indenture, dated February 15, 1996, as may from time to time be amended, supplemented, restated, reaffirmed or otherwise modified.

         B. Subsection 11.1(h) of the Credit Agreement is hereby amended in its entirety to the following:

                 "(h)     Other Indebtedness of the Company relating to the
         Remarketed Note Program up to a maximum amount of $300,000,000; and".

         II. EFFECTIVENESS. This Sixth Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Required Lenders, the Administrative Agent and the Co-Agent (or, in
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the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

         III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Administrative Agent, the Co-Agent and the Arrangers to enter into this Sixth Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VIII of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                 (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted.

                 (ii) The Company has the corporate power and authority and legal right to execute and deliver this Sixth Amendment and to perform its obligations hereunder. The execution and delivery by the Company of this Sixth Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Sixth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                 (iii) No Default or Unmatured Default has occurred and is continuing as of the date hereof.

                 (iv) There has been no material adverse change (a) in the businesses, assets, properties, operations, condition (financial or otherwise) or results of operations or prospects of the Company and its Subsidiaries from March 1, 1995, (b) affecting the rights and remedies of the Lenders under and in connection with this Sixth Amendment and the Credit Agreement, as amended by this Sixth Amendment, or (c) in the ability of the Company to perform its obligations under this Sixth Amendment or the Credit Agreement, as amended by this Sixth Amendment.

                 (v) There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers threatened against or




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         affecting the Company or its Subsidiaries which is or could have a
         Material Adverse Effect.

         IV. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         V. REAFFIRMATION OF CREDIT AGREEMENT. This Sixth Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VI. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. All obligations of the Company and rights of the Lenders, the Administrative Agent, the Co-Agent and the Arrangers and any other holders of the Notes expressed herein shall be in addition to and not in limitation of those provided by applicable law.

         VII. SEVERABILITY OF PROVISIONS. Any provision in this Sixth Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Sixth Amendment are declared to be severable.

         VIII. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Sixth Amendment by signing any such counterpart.

         IX. HEADINGS. Article and section headings in this Sixth Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Sixth Amendment.

         X. SUCCESSORS AND ASSIGNS. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         XI. NOTICE. THIS WRITTEN SIXTH AMENDMENT TOGETHER WITH THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]





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         IN WITNESS WHEREOF, the Company, the Lenders, the Administrative
Agent, the Co-Agent and the Arrangers have executed this Sixth Amendment as of the date first above written.

                             APACHE CORPORATION



                             By: /s/ MATTHEW W. DUNDREA
                                --------------------------------------------
                             Name: Matthew W. Dundrea
                             Title: Treasurer


                             THE FIRST NATIONAL BANK OF CHICAGO,
                               Individually, as Administrative Agent
                               and as Arranger



                             By: /s/ GEORGE R. SCHANZ
                                --------------------------------------------
                             Name: George R. Schanz
                             Title: Vice President


                             CHEMICAL BANK, Individually, as Co-Agent
                               and as Arranger



                             By: /s/ RONALD POTTER
                                --------------------------------------------
                             Name: Ronald Potter
                             Title: Managing Director


                             BANK OF MONTREAL, Individually and as
                               Lead Manager



                             By: /s/ ROBERT L. ROBERTS
                                --------------------------------------------
                             Name: Robert L. Roberts
                             Title: Director, U.S. Corporate Banking





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                             CIBC INC., Individually and as Lead
                               Manager



                             By:
                                --------------------------------------------
                             Name:
                             Title:


                             NATIONSBANK, Individually and as Lead
                               Manager



                             By:/s/ KRISTIN B. PALMER
                                --------------------------------------------
                             Name: Kristin B. Palmer
                             Title: S.V.P.


                             BANK OF AMERICA NATIONAL TRUST & SAVINGS
                               ASSOCIATION



                             By:/s/ MICHAEL J. DILLON
                                --------------------------------------------
                             Name: Michael J. Dillon
                             Title: Vice President


                             BANQUE PARIBAS



                             By:
                                --------------------------------------------
                             Name:
                             Title:


                             By:
                                --------------------------------------------
                             Name:
                             Title:


                             SOCIETE GENERALE, SOUTHWEST AGENCY



                             By:/s/ RICHARD A. ERBERT
                                --------------------------------------------
                             Name: Richard A. Erbert
                             Title: Vice President





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                             MORGAN GUARANTY TRUST COMPANY OF
                               NEW YORK



                             By: /s/ PHILIP W. McNEAL
                                --------------------------------------------
                             Name:  Philip W. McNeal
                             Title: Vice President


                             ABN-AMRO BANK N.V. - HOUSTON AGENCY



                             By: /s/ MICHAEL N. OAKES
                                --------------------------------------------
                             Name: Michael N. Oakes
                             Title: Vice President and Director


                             By: /s/ H. GENE SHIELS
                                --------------------------------------------
                             Name: H. Gene Shiels
                             Title: Vice President and Director


                             THE FIRST NATIONAL BANK OF BOSTON



                             By:
                                --------------------------------------------
                             Name:
                             Title:


                             THE BANK OF NOVA SCOTIA, SAN FRANCISCO
                               AGENCY



                             By: /s/ A. S. NORSWORTHY
                                --------------------------------------------
                             Name: A. S. Norsworthy
                             Title: Assistant Agent


                             THE CHASE MANHATTAN BANK, N.A.



                             By:/s/ BETTYLOU J. ROBERT
                                --------------------------------------------
                             Name: Bettylou J. Robert
                             Title: Vice President





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                             CITIBANK, N.A.



                             By:/s/ AREZOO JAFARI
                                --------------------------------------------
                             Name: Arezoo Jafari
                             Title: Assistant Vice President


                             THE FUJI BANK, LIMITED - HOUSTON AGENCY



                             By:
                                --------------------------------------------
                             Name:
                             Title:


                             UNION BANK OF SWITZERLAND, HOUSTON AGENCY



                             By: /s/ J. GEORGE KUBOVE
                                --------------------------------------------
                             Name: J. George Kubove
                             Title: Assistant Vice President


                             By: /s/ KELLY BOOTS
                                --------------------------------------------
                             Name: Kelly Boots
                             Title: Assistant Treasurer


                             UNION BANK



                             By: /s/ RICHARD P. DeGREY
                                --------------------------------------------
                             Name: Richard P. DeGrey
                             Title: VP


                             By:
                                --------------------------------------------
                             Name:
                             Title:





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                             CHRISTIANIA BANK OG KREDITKASSE



                             By: /s/ JAHN O. ROISING
                                --------------------------------------------
                             Name: Jahn O. Roising
                             Title: First Vice President



                             By: /s/ CARL-PETER SVENDSEN
                                --------------------------------------------
                             Name: Carl-Peter Svendsen
                             Title: First Vice President

                             COLORADO NATIONAL BANK



                             By:
                                --------------------------------------------
                             Name:
                             Title:


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                             By:/s/ JOHN J. SULLIVAN
                                --------------------------------------------
                             Name: John J. Sullivan
                             Title: Joint General Manager


                             ROYAL BANK OF CANADA, GRAND CAYMAN
                               (NORTH AMERICAN #1) BRANCH


                             By: /s/ LINDA M. STEPHENS
                                --------------------------------------------
                             Name: Linda M. Stephens
                             Title: Manager





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